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                                                                  Exhibit 10(iv)

                                    AMENDMENT
                                     TO THE
                           NORTHERN TRUST CORPORATION
                       1997 DEFERRED COMPENSATION PLAN FOR
                       NON-EMPLOYEE DIRECTORS, AS AMENDED

          WHEREAS, Northern Trust Corporation (the "Corporation") maintains the Northern Trust Corporation 1997 Deferred Compensation Plan for Non-Employee Directors, as amended (the "Plan");

          WHEREAS, the Board of Directors of the Corporation has the authority under the Plan to amend the Plan when amendment is considered advisable; and

          WHEREAS, amendment of the Plan is now considered advisable;

          NOW, THEREFORE, by virtue and in exercise of the amending power reserved to the Corporation under Section 6(a) of the Plan, and pursuant to the authority delegated to the undersigned officer by resolutions of the Board of Directors dated January 21, 2003, the Plan is hereby amended, effective January 21, 2003, in the following respect.

          1. Section 5(a) of the Plan shall be restated in its entirety as follows:

     "(a) The entire balance of a Non-Employee Director's Stock Unit Account and Cash Account shall be paid to such Non-Employee Director or to the Beneficiaries of a deceased Non-Employee Director (i) in a single lump sum on the 10th business day following the date the Non-Employee Director's service on the Board terminates for any reason, or (ii) in up to 10 annual installments beginning on the 10th business day following the date the Non-Employee Director's service on the Board terminates for any reason, as designated by the Non-Employee Director or the Beneficiaries of a deceased Non-Employee Director. In the absence of a designation by a Non-Employee Director, the entire balance of the Non-Employee Director's Stock Unit Account and Cash Account shall be paid in a single lump sum."

          IN WITNESS WHEREOF, the Corporation has caused this amendment to be executed on its behalf as of this 21st day of January, 2003.

                                           Northern Trust Corporation

                                           By:        /s/ Timothy P. Moen
                                               ---------------------------------
                                           Name:  Timothy P. Moen
                                           Title: Executive Vice President